                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement"), for the registration by the Company of up to $5 Billion of Debt Securities that may be exchangeable for equity securities of Vodafone AirTouch Plc and/or other publicly traded companies (the "Debt Securities"); and

    WHEREAS, the Board of Directors of the Company has unanimously approved the above described transaction; and

    WHEREAS, each of the undersigned is a Director of the Company;

    NOW, THEREFORE, each of the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him or her in his or her name, place and stead, and in his or her capacity as a Director of the Company, to execute and file such Registration Statement and thereafter to execute and file any further amendments or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirmation all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 6th day of October, 1999.

/S/ KATHLEEN A. COTE                        /S/ ROBERT L. CRANDALL
------------------------------------------  ------------------------------------------
Kathleen A. Cote                            Robert L. Crandall

/S/ GRANT A. DOVE                           /S/ ALLAN D. GILMOUR
------------------------------------------  ------------------------------------------
Grant A. Dove                               Allan D. Gilmour

/S/ PIERSON M. GRIEVE                       /S/ CHARLES M. LILLIS
------------------------------------------  ------------------------------------------
Pierson M. Grieve                           Charles M. Lillis

/S/ CHARLES P. RUSS, III                    /S/ LOUIS A. SIMPSON
------------------------------------------  ------------------------------------------
Charles P. Russ, III                        Louis A. Simpson

/S/ JACK SLEVIN                             /S/ DANIEL W. YOHANNES
------------------------------------------  ------------------------------------------
Jack Slevin                                 Daniel W. Yohannes

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement"), for the registration by the Company of up to $5 Billion of Debt Securities that may be exchangeable for equity securities of Vodafone AirTouch Plc and/or other publicly traded companies (the "Debt Securities"); and

    WHEREAS, the undersigned is an Officer of the Company;

    NOW, THEREFORE, the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him and in his name, place and stead, and in his capacity as an Officer of the Company, to execute and file such Registration Statement and Prospectus Supplement, and thereafter to execute and file any amended registration statement or statements or prospectus supplement or supplements and to perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1999.

/S/ CHARLES M. LILLIS
---------------------------------------------

Charles M. Lillis
President and Chief Executive Officer

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, MediaOne Group, Inc., a Delaware corporation (hereinafter referred to as the "Company") proposes to file with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, a Registration Statement, including a related prospectus (all effectively referred to as the "Registration Statement"), for the registration by the Company of up to $5 Billion of Debt Securities that may be exchangeable for equity securities of Vodafone AirTouch Plc and/or other publicly traded companies (the "Debt Securities"); and

    WHEREAS, the undersigned is an Officer of the Company;

    NOW, THEREFORE, the undersigned constitutes and appoints STEPHEN E. BRILZ as attorney for him and in his name, place and stead, and in his capacity as an Officer of the Company, to execute and file such Registration Statement and Prospectus Supplement, and thereafter to execute and file any amended registration statement or statements or prospectus supplement or supplements and to perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of October, 1999.

/S/ RICHARD A. POST
---------------------------------------------

Richard A. Post
Executive Vice President and Chief Financial Officer